UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

TX HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-32335	58-2558702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12080 Virginia Blvd., Ashland, Kentucky 41102

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (606) 928-1131

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

As previously reported, TX Holdings, Inc., a Georgia corporation (the “Company”), has been a party to litigation with Dexter & Dexter Attorneys at Law, P.C. (“Dexter & Dexter”), and Michael Cederstrom in the United States District Court for the District of Utah. On May 22, 2014, the Company entered into a settlement agreement and release, dated effective May 20, 2014, with Dexter & Dexter and Mr. Cederstrom that settles all claims among the parties arising from the litigation. Pursuant to the terms of the settlement agreement, Dexter & Dexter’s insurer paid the Company $374,024 in settlement of all claims among the parties. Also, effective upon receipt by the Company of the settlement payment, each party agreed to release each other party and its affiliates from all claims arising out of the litigation or otherwise. None of the parties made any admission of liability in entering into the settlement agreement. The parties agreed to seek a stipulated motion to dismiss the litigation with prejudice. The agreement contained customary confidentiality provisions, and representations and covenants of the parties.

Mr. Shrewsbury, the Company’s Chairman and CEO, stated “We are very pleased to be able to finally reach a settlement of this matter which has been ongoing for several years. By eliminating burdensome legal expenses associated with the litigation, we expect a decrease in our on-going expenses and an improvement in our financial results.”

Forward-Looking and Cautionary Statements

Except for historical information and discussions contained herein, statements contained in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other applicable law. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including those risks, uncertainties and factors discussed in our Quarterly Reports on Form10-Q, our Annual Reports on Form 10-K, and in our other filings with the SEC or in materials incorporated therein by reference. Any forward-looking statement in this report speaks only as of the date on which it is made.  We assume no obligation to update or revise any forward-looking statement. Notwithstanding the above, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, expressly state that the safe harbor for forward looking statements does not apply to companies that issue penny stocks. Because we may from time to time be considered to be an issuer of penny stock, the safe harbor for forward looking statements under the PSLRA may not be apply to us at certain times.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TX HOLDINGS, INC.

Date: May 27, 2014	By:	/s/ William Shrewsbury
Chief Executive Officer and Chairman

3